Exhibit 32 - Certification of Principal Executive Officer and Principal
             Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act
              of 2002.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C Section 1350, and accompanies the quarterly report on Form 10-QSB for the quarter ended March 31, 2006 of Taitron Components Incorporated.

I, Stewart Wang, the Principal Executive Officer and Principal Financial Officer of registrant, certify that to the best of my knowledge:

      (i) the quarterly report on Form 10-QSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (ii) the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated  May 15 , 2006.                       By: /s/ Stewart Wang
                                                -------------------------------
                                                Stewart Wang
                                                Principal Executive Officer and
                                                Principal Financial Officer